POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, R. Anthony
Benten, an executive officer of
The New York Times Company (the
Company), hereby constitutes and
appoints each of Solomon B.
Watson IV, Kenneth A. Richieri
and Rhonda L. Brauer, and each
of them acting individually,
his true and lawful attorneys-
in-fact to:

1. execute for and on behalf of
the undersigned Forms 3, 4 and
5 relating to the Company's Class
A Common Stock, in accordance
with Section 16(a) of the
Securities Exchange Act of 1934
(the Exchange Act) and the rules
thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the
timely filing of such form
with the United States
Securities and Exchange
Commission and any other
authority, including the New
York Stock Exchange; and

3. take any other action of
any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best
interest of, or legally
required by, the undersigned,
it being understood that the
documents executed by such
attorney-in-fact on behalf
of the undersigned pursuant
to this Power of Attorney
shall be in such form and
shall contain such terms and
conditions as such attorney-
in-fact may approve in his or
her discretion.

The undersigned hereby
grants to each such
attorney in-fact full power
and authority to do and
perform all and every act
and thing whatsoever
requisite, necessary and
proper to be done in the
exercise of any of the
rights and powers herein
granted, as fully to all
intents and purposes as
such attorney-in-fact might
or could do if personally
present, with full power of
substitution or revocation,
hereby ratifying and
confirming that such
attorney-in-fact, or his or
her substitute or
substitutes, shall lawfully
do or cause to be done by
virtue of this power of
attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorneys
-in-fact, in serving in such
capacity at the request of
the undersigned, are not
assuming any of the
undersigned's
responsibilities to comply
with Section 16 of the
Exchange Act.

This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier
revoked by the undersigned in
a signed writing delivered to
the foregoing attorneys-in-
fact.

IN WITNESS WHEREOF, the
undersigned caused this
Power of Attorney to be
executed as of this 13th day
of September, 2005.



s/R. Anthony Benten
R. Anthony Benten